UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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ProLogis

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M22100-P90567-Z51935 Meeting Information Meeting Type: Annual Meeting For holders as of: March 16, 2010 Date: May 14, 2010 Time: 10:30 a.m. MDT Location: You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. PROLOGIS *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 14, 2010 ProLogis 4545 Airport Way Denver, CO 80239 PROLOGIS ATTN: INVESTOR RELATIONS 4545 AIRPORT WAY DENVER, CO 80239 ® M22101-P90567-Z51935

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: The Notice and Proxy Statement and Annual Report/Form 10-K Combined How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request, as instructed above, on or before April 30, 2010 to facilitate timely delivery. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. M22102-P90567-Z51935 2.

Approve and Adopt an Amendment to the ProLogis 2006 Long-Term Incentive Plan – Increase authorized shares and certain individual grant limits 3. Approve and Adopt Amendments to Certain ProLogis Equity Incentive Plans – Allow for a one-time share option exchange program for employees, other than named executive officers and trustees 4. Ratification of Appointment of Independent Registered Public Accounting Firm 01) Stephen L. Feinberg 02) George L. Fotiades 03) Christine N. Garvey 04) Lawrence V. Jackson 05) Donald P. Jacobs 06) Irving F. Lyons III 07) Walter C. Rakowich 08) D. Michael Steuert 09) J. André Teixeira 10) Andrea M. Zulberti 1. Election of Trustees: Nominees: The Board of Trustees recommends a vote FOR the Election of Trustees (Proposal 1). The Board of Trustees recommends a vote FOR proposal 2: Election of the following persons as Trustees The Board of Trustees recommends a vote FOR proposal 3: The Board of Trustees recommends a vote FOR proposal 4: NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS The 2010 annual meeting of shareholders of ProLogis will be held at ProLogis’ World Headquarters, 4545 Airport Way, Denver, Colorado 80239 on Friday, May 14, 2010, at 10:30 a.m., Mountain Time. Holders of record of ProLogis’ common shares at the close of business on March 16, 2010, are entitled to vote at the meeting and any adjournment or postponement of the meeting. Proposals to be voted on at the meeting are listed below along with the Board of Trustees’ recommendations. Voting Items M22103-P90567-Z51935

Admission Ticket The 2010 annual meeting of shareholders of ProLogis will be held at ProLogis’ World Headquarters, 4545 Airport Way, Denver, Colorado 80239 on Friday, May 14, 2010, at 10:30 a.m., Mountain Time. Holders of record of ProLogis’ common shares at the close of business on March 16, 2010, are entitled to vote at the meeting and any adjournment or postponement of the meeting. NOTE: This is not a proxy. To vote the shares you must vote online or request a set of printed proxy materials to receive a proxy card. If you wish to attend the meeting and vote in person, please bring this admission ticket and photo identification with you. Please contact Investor Relations, ProLogis, 4545 Airport Way, Denver, CO 80239, or call (800) 820-0181, if you need directions to the location of the annual meeting.